SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

[X]      Filed by Registrant

[ ]      Filed by a Party other than the Registrant


Check the appropriate box:

[ ]      Preliminary Proxy Statement

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                 AMPLIDYNE, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DEVENDAR S. BAINS, CHIEF EXECUTIVE OFFICER, AMPLIDYNE, INC.
                 (NAME OF PERSON(S) FILING THE PROXY STATEMENT)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)       Title of each class of securities to which transaction applies:
                  N/A
         -----------------------------------------------------------------------

2)       Aggregate number of securities to which transaction applies:
                  N/A
         -----------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
                  N/A
         -----------------------------------------------------------------------

4)       Proposed maximum aggregate value of transaction:
                  N/A
         -----------------------------------------------------------------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

                  1)  Amount Previously Paid:
                           N/A
                  -------------------------------------------------
                  2)  Form, Schedule or Registration Statement No.:
                           N/A
                  -------------------------------------------------
                  3)  Filing Party:
                           N/A
                  -------------------------------------------------
                  4)  Date Filed:
                           N/A
                  -------------------------------------------------

                                 AMPLIDYNE, INC.
                                144 BELMONT DRIVE
                           SOMERSET, NEW JERSEY 08873

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 28, 1998


TO THE STOCKHOLDERS OF AMPLIDYNE, INC.:

                  Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Amplidyne, Inc., a Delaware corporation (the "Company"), has been called for and will be held on December 28, 1998, at the Company's offices located at 144 Belmont Drive, Somerset, NJ 08873, at 11:30 a.m., Eastern Standard Time, and thereafter as it may from time to time be adjourned, for the purposes stated below:

                  1. To elect four (4) directors to the Board of the Company to hold office until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified;

                  2. To ratify the appointment by the Board of Directors of Grant Thornton, LLP as the Company's independent certified public accountants for the current fiscal year; and

                  3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

                  All Stockholders are cordially invited to attend the Annual Meeting. Only those Stockholders of record at the close of business on November 18 1998 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. The stock transfer books will not be closed. A complete list of stockholders entitled to vote at the Annual Meeting will be available for the examination of any Stockholder at the Company's offices at 144 Belmont Drive, Somerset, New Jersey 08873 for ten days prior to December 28, 1998 and at the Annual Meeting.


                                            BY ORDER OF THE BOARD OF DIRECTORS


November 27, 1998                           Devendar S. Bains, President

                  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO AMERICAN STOCK TRANSFER & TRUST COMPANY, 40 WALL STREET, NEW YORK, NEW YORK 10005. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                                 AMPLIDYNE, INC.
                                144 BELMONT DRIVE
                           SOMERSET, NEW JERSEY 08873

                                 PROXY STATEMENT


INTRODUCTION

                  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Amplidyne, Inc., a Delaware corporation (the "Company"), for use at the annual meeting of the Company's Stockholders to be held at the Company's offices located at 144 Belmont Drive, Somerset, NJ 08873, on December 28, 1998 at 11:30 a.m., Eastern Standard Time, and at any adjournments thereof (the "Annual Meeting").

                  The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect four (4) directors to the Board of Directors of the Company to hold office until the next Annual Meeting of Stockholders, (ii) to ratify the appointment by the Board of Directors of Grant Thornton, LLP as the Company's independent certified public accountants for the current fiscal year, and (iii) to consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof. THE COMPANY'S BOARD OF DIRECTORS HAS TAKEN UNANIMOUS AFFIRMATIVE ACTION WITH RESPECT TO EACH OF THE FOREGOING PROPOSALS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE PROPOSALS. Only holders of record of Common Stock, par value $.0001 per share, ("Common Stock"), of the Company at the close of business on November 18, 1998 (the "Record Date") will be entitled to vote at the Annual Meeting.

                  The principal executive offices of the Company are located at 144 Belmont Drive, Somerset, New Jersey 08873 and its telephone number is (732) 271-8473 The approximate date on which this Proxy Statement, the proxy card and other accompanying materials are first being sent or given to Stockholders is November 27, 1998. The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, including audited financial statements, and the Company's Quarterly Reports on Form 10-QSB for the periods ended March 31, 1998, June 30, 1998 and September 30, 1998, are being sent to Stockholders together with this Proxy Statement.

VOTING REQUIREMENTS

                  The securities of the Company entitled to vote at the meeting consist of shares of its Common Stock. Each share of Common Stock is entitled to one vote on all matters. As of November 18, 1998 (the "Record Date"), there were outstanding 4,530,000 shares of Common Stock. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. As of the Record Date, the Company has approximately 45 holders of record of the Common Stock. The presence in person or by proxy of holders of Common Stock of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained. Under the Certificate of Incorporation of the Company and under the Delaware General Corporation Law (i) the nominees to be selected as a Director named in Proposal 1 must receive a plurality of the eligible votes of Common Stock cast at the Annual Meeting with respect to such Proposal, and (ii) the ratification of the appointment of Grant Thornton, LLP must receive the affirmative vote of a majority of the eligible votes of Common Stock cast at the Annual Meeting with respect to such Proposal. The approval of all other matters to be considered at the Annual Meeting requires the affirmative vote of a majority of the eligible votes of Common Stock cast at the Annual Meeting on such matters.

                  The expense of preparing, printing and mailing this Notice of Annual Meeting, Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

                  Proxies given by Stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, Stockholders of record giving a proxy may revoke the proxy (i) by an instrument in writing, executed by the Stockholder or his attorney authorized in writing or, if the Stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournment thereof, and upon either of such deposits the proxy is revoked or (ii) by a Stockholder voting in person at the Annual Meeting.

                  ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. THE BOARD OF DIRECTORS DOES NOT KNOW OF ANY MATTER TO BE PROPOSED FOR ACTION AT THE ANNUAL MEETING OTHER THAN THOSE DESCRIBED IN THIS PROXY STATEMENT. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

                  None of the matters to be acted on at the Annual Meeting give rise to any statutory right of a Stockholder to dissent and obtain the appraisal of or payment for such Stockholder's shares.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

                  The Company's board presently consists of four (4) directors whose terms expire at the Annual Meeting. Officers are elected annually by and serve at the discretion of the Board of Directors.

                  The Board has nominated four (4) candidates to serve as directors all of whom are currently directors. The names and biographical summaries of the four (4) persons who have been nominated by the Board of Directors to stand for election at the Annual Meeting have been provided below for your information. The Board of Directors has proposed that these persons be elected at the Annual Meeting to serve until the next annual meeting of stockholders. The Proxies will be voted for the election of the four (4) nominees listed below as directors of the Company unless otherwise specified on the form provided. The vote of a majority of the capital stock, present and constituting a quorum at the Annual Meeting, will be necessary to elect the directors listed below. If, for any reasons, any of the nominees shall be unable or unwilling to serve, the Proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the Annual Meeting. Stockholders may abstain from voting by marking the appropriate boxes on the enclosed Proxy. Abstentions shall be counted separately and shall be used for purposes of calculating quorum.

BIOGRAPHICAL SUMMARIES OF NOMINEES FOR THE BOARD OF DIRECTORS

DEVENDAR S. BAINS has been Chairman of the Board, President, Chief Executive Officer, Treasurer and a director of the Company since its inception in 1988. From 1983 to 1988 Mr. Bains was Group Project Leader of Amplifier division of Microwave Semiconductor Corporation. Previously, Mr. Bains was employed at G.E.C. in Coventry, England. Mr. Bains received a Bachelor's Degree in Electronic Engineering from Sheffield University, England, and a Masters Degree from the University of Leeds and Sheffield, England. Mr. Bains is the brother of Tarlochan Bains and the husband of Nirmal Bains.

TARLOCHAN BAINS has been Vice President of Sales and Marketing and a director since 1991. Previously, Mr. Bains was Technical Manager at Land Rover in Solihull, England. He has a Masters Degree in Mechanical Engineering from Hatfield Polytechnic, England. Mr. Bains is the brother of Devendar S. Bains and the brother-in-law of Nirmal Bains.

CHARLES J. RITCHIE was elected to the Board of Directors of the Company in February 1998. Mr. Ritchie has had a 32 year career with Lucent Technologies, formerly AT&T, with assignments that included Product Management, Account Management, AT&T Divestiture Planning, National Cellular Sales Manager for non-Wireline Companies, International Wireless Product Support, and many others. Since 1992, Mr. Ritchie has been an International Wireless Product Support, and many others. Since 1992, Mr. Ritchie has been an International Business Development director for Europe, Middle Ease and Africa for the Network Wireless Division at Lucent Technologies. Marketing, Sales and Business Development education and experience were accrued over his business career. Mr. Ritchie received a Bachelors Degree in Electrical Engineering at Youngstown University and continued with graduate work in Electrical Engineering at Ohio State University.

MANISH V. DETROJA was elected to the Board of Directors of the Company in February 1998. Mr. Detroja has been with Current Circuits Inc. ("CCI"), a private company engaged in the manufacturing of printed circuit boards for the electric industry, since its inception in May of 1989. From 1989-1993 Mr. Detroja was the production manager for CCI and from 1993-1996 he was its sales manager for the entire

United States. His is currently is President and Chief Executive Officer. Mr. Detroja is a graduate of Temple University and has a B.S. in Electrical Engineering Technology.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. DEVENDAR BAINS, TARLOCHAN BAINS, CHARLES RITCHIE AND MANISH DETROJA. UNLESS OTHERWISE INSTRUCTED OR UNLESS AUTHORITY TO VOTE IS WITHHELD, THE ENCLOSED PROXY WILL BE VOTED FOR THE ELECTION OF THE ABOVE LISTED NOMINEES.


DIRECTORS AND EXECUTIVE OFFICERS

                  The names and ages of the directors, executive officers and significant employees, and promoters of the Company are set forth below. All of the directors are elected annually.


Name                          Age        Position(s) with the Company
----                          ---        ----------------------------

Devendar S. Bains*            46         Chairman of the Board, President, Chief
                                         Executive Officer, Treasurer and
                                         Director

Tarlochan Bains               48         Vice President-Sales & Marketing and
                                         Director

Nirmal Bains                  40         Secretary

Charles J. Ritchie*           56         Director

Manish V. Detroja*            32         Director

Harris Freedman               65         Vice President - Strategic Alliances

Sharon Will                   40         Vice President - Corporate
                                         Communications and Investor Relations
-------------
  *  Member of the Compensation Committee and Audit Committee.

BIOGRAPHICAL SUMMARIES

See "Biographical Summaries for Nominees for the Board of Directors" above for biographical summaries of Messrs. Devendar Bains, Tarlochan Bains, Charles Ritchie and Manish Detroja.

NIRMAL BAINS has been Secretary of the Company since 1989. She has a degree in Computer Programming from Cittone Institute in New Jersey. Mrs. Bains is the wife of Devendar S. Bains and the sister-in-law of Tarlochan Bains.

HARRIS FREEDMAN has served as Vice President - Strategic Alliances of the Company since July 1996. Since August 1994 he has been Vice President of Hemispherx Biopharma, Inc., a publicly traded company listed on the American Stock Exchange. He is the Secretary of SMACS Holdings Corp. a private company which provides strategic-alliance services to emerging technology companies in the private and public markets. His business experience has encompassed developing significant business contacts and acting as an officer of several companies in the pharmaceutical, health care and entertainment fields. Mr. Freedman was Vice President of U.S. Alcohol Testing of America, Inc., from

August 1990 to February 1991. Additionally, he was Vice President - East Coast Marketing for MusicSource U.S.A., Inc from October 1992 to January 1994. Mr. Freedman attended New York University from 1951 to 1954.

SHARON WILL has been Vice President - Corporate Communications and Investor Relations of the Company since July 1996. Since November 1994 she has been Vice President of Hemispherx Biopharma, Inc., a publicly traded company listed on the American Stock Exchange. She was a registered sales representative and Senior Vice President for Institutional Sales at Westfield Financial Corporation from September 1994 to October 1994. She was a registered sales representative with Marsh Block Corporation from July 1994 to September 1994. From October 1993 to July 1994 she served as a registered sales representative at Seaboard Securities Corp. From October 1991 to present, Ms. Will has been President of Worldwide Marketing Inc., a manufacturers' representative of various companies selling to the retail trade markets. Ms. Will was the National Sales Manager of Innovo, Inc., a domestic manufacturer of textiles, from October 1989 to November 1991. She attended Baylor College as an undergraduate for two years with a primary focus on chemistry.

                  The Company has established a compensation committee and an audit committee. The compensation committee reviews executive salaries, administers any bonus, incentive compensation and stock option plans of the Company, including the Amplidyne, Inc. 1996 Incentive Stock Option Plan, and approves the salaries and other benefits of the executive officers of the Company. In addition, the compensation committee consults with the Company's management regarding pension and other benefit plans, and compensation policies and practices of the Company. The compensation committee consists of Devendar S. Bains, Charles J. Ritchie and Manish J. Detroja.

                  The audit committee reviews the professional services provided by the Company's independent auditors, the independence of such auditors from management of the Company, the annual financial statements of the Company and the Company's system of internal accounting controls. The audit committee also reviews such other matters with respect to the accounting, auditing and financial reporting practices and procedures of the Company as it may find appropriate or as may be brought to its attention. The audit committee consists of Devendar S. Bains, Charles J. Ritchie and Manish J. Detroja.

                  Each director of the Company is entitled to receive reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors of the Company. The Directors receive no other compensation for serving on the Board of Directors. The members of the Board of Directors intend to meet at least quarterly during the Company's fiscal year, and at such other times duly called.

COMPLIANCE WITH SECTION 16(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

                  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

                  To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company during the year ended December 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) beneficial owners were satisfied.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

                  The following table sets forth the aggregate compensation paid by the Company for the years ended December 31, 1995, 1996 and 1997 for its Chief Executive Officer. No other employee received compensation in excess of $100,000. The directors of the Company are entitled to receive reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors of the Company but are not compensated for services provided in their capacities as directors.

                                                                                      Long Term Compensation
                                                                                --------------------------------------
                                           Annual Compensation       Awards       Securities      Payouts
                                           ---------------------- ------------  ---------------- -----------
Name of Individual                                  Other Annual   Restricted   Underlying LTIP   All Other
and Principal Position       Year   Salary   Bonus  Compensation  Stock Awards  Options/SARS(#)    Payouts    Comp.
----------------------      ------ -------- ------- ------------- ------------  ----------------- ---------- ---------
Davendar S. Bains,          1997   $85,000     ---   $20,000(1)        ---            ---            ---       ---
Chairman
Chief Executive Officer,    1996   $85,000     ---   $20,000(1)        ---         1,000,000         ---       ---
President and Treasurer     1995   $85,000     ---   $20,000(1)        ---            ---            ---       ---

------------------
(1) Represents payment for health insurance and automobile insurance lease payments on behalf of such individual but does not include deferred compensation (See note H to the financial statements included in the Company's Form 10-KSB for the fiscal year ended December 31, 1997 accompanying this Proxy Statement).

EMPLOYMENT AGREEMENTS

                   The Company has entered into five-year employment agreements commencing May 1, 1996 with each of Devendar Bains (Chairman, Chief Executive Officer, President and Treasurer), Tarlochan Bains (Vice President - Sales & Marketing), and Nirmal Bains (Secretary). The employment agreements provide for annual base salaries of $162,000, $100,000 and $50,000 with respect to Devendar Bains, Tarlochan Bains and Nirmal Bains, respectively. The employment agreements provide for discretionary bonuses to be determined in the sole discretion of the Board of Directors and contain covenants not to compete with the Company for a two year period following termination of employment.

                  In June 1998, the Company issued 40,000 shares of Common Stock to Devendar S. Bains, the Company's President and Chief Executive Officer, in consideration of the forgiveness by Mr. Bains of $50,000 of accrued salary owed to him.

                  In September 30, 1998, accrued and unpaid salary in the aggregate amount of $195,000 owed to Devendar S. Bains ($117,000), Tarlochan Bains ($54,600) and Nirmal Bains ($23,400), were forgiven.

                  In  December   1995  the  Company   entered  into   three-year
employment agreements with each of Harris Freedman and Sharon Will, Vice President for Strategic Alliances and Vice President for Corporate
Communications and Investor Relations, respectively. Under the terms of each agreement they are to be paid $60,000 per annum through December 1998.

STOCK OPTION PLANS AND AGREEMENTS

                  INCENTIVE OPTION PLAN - In May 1996, the Directors of the Company adopted and the stockholders of the Company approved the adoption of the Company's 1996 Incentive Stock Option Plan ("Incentive Option Plan"). The purpose of the Incentive Option Plan is to enable the Company to encourage key employees and Directors to contribute to the success of the Company by granting such employees and Directors incentive stock options ("ISOs").

                  The Incentive Option Plan will be administered by the Board of Directors or a committee appointed by the Board of Directors (the "Committee") which will determine, in its discretion, among other things, the recipients of grants, whether a grant will consist of ISOs or a combination thereof, and the number of shares to be subject to such options.

                  The Incentive Option Plan provides for the granting of ISOs to purchase Common Stock at an exercise price to be determined by the Board of Directors or the Committee not less than the fair market value of the Common Stock on the date the option is granted.

                  The total number of shares with respect to which options may be granted under the Incentive Option Plan is 1,500,000. ISOs may not be granted to an individual to the extent that in the calendar year in which such ISOs first become exercisable the shares subject to such ISOs have a fair market value on the date of grant in excess of $100,000. No option may be granted under the Incentive Option Plan after May 2006 and no option may be outstanding for more than ten years after its grant. Additionally, no option can be granted for more than five (5) years to a stockholder owning 10% or more of the Company's outstanding Common Stock and such options must have an exercise price of not less than 110% of the fair market value on the date of grant.

                   Upon the exercise of an option, the holder must make payment of the full exercise price. Such payment may be made in cash or in shares of Common Stock, or in a combination of both. The Company may lend to the holder of an option funds sufficient to pay the exercise price, subject to certain limitations.

                  The Incentive Option Plan may be terminated or amended at any time by the Board of Directors, except that, without stockholder approval, the Incentive Option Plan may not be amended to increase the number of shares subject to the Incentive Option Plan, change the class of persons eligible to receive options under the Incentive Option Plan or materially increase the benefits of participants.

                  In May 1996, 1,233,000 options to purchase Common Stock under the Incentive Option Plan were granted to 40 employees ("Employee Options"), including Devendar Bains (1,000,000 options), Tarlochan Bains (100,000 options) and Nirmal Bains (50,000 options), the Company's Chief Executive Officer, Vice President-Sales and Marketing and Secretary, respectively. See "Principal Stockholders." No determinations have been made regarding the persons to whom options will be granted in the future, the number of shares which will be subject to such options or the exercise prices to be fixed with respect to any option. The Employee Options are exercisable at $4.00, 66.66% of which have vested (with the remainder to vest in May 1999).

701 WARRANTS

                   In December 1995, the Company issued 701 Warrants to purchase 350,000 Shares at $2.50 per share pursuant to Rule 701 under the Act to Harris Freedman and Sharon Will, the Company's Vice President for Strategic Alliances and Vice President for Corporate Communications and Investor Relations, respectively, of the Company. The 701 Warrants are exercisable until June 30, 1999.

                           PRINCIPAL STOCKHOLDERS AND
                          STOCK OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information, as of the Record Date with respect to the beneficial ownership of the outstanding Common Stock by
(i) any holder of more than five percent (5%); (ii) each of the Company's officers and directors; and (iii) the directors and officers of the company as a group:

Name of Beneficial                   Number of Shares               Percentage %
Owner*                               of Common Stock(1)             Ownership
------------------                   ------------------             ------------

Devendar S. Bains(2)                      2,740,000                       52.39
Tarlochan Bains(3)                           66,667                        1.45
Nirmal Bains(2)(4)                        2,740,000                       52.39
Charles J. Ritchie(5)                         -----                       -----
Manish V. Detroja(6)                          -----                       -----
Harris Freedman(7)                          265,000                        5.62
Sharon Will(8)                              215,000                        4.58

All Officers and
  Directors as a group
  (7 persons)(9)                          3,286,667                       58.90

-----------------
  *   Unless  otherwise  indicated,  the address of all  persons  listed in this section is c/o Amplidyne, Inc., 144 Belmont Drive, Somerset, NJ 08873.

(1) Beneficially ownership as reported in the table above has been determined in accordance with Instruction (4) to Item 403 of Regulation S-B of the Securities Exchange Act.

(2) Mr. Devendar Bains is the husband of Mrs. Nirmal Bains and the brother of Mr. Tarlochan Bains. Mr. Devendar Bains is the record holder of 2,040,000 of such shares. Includes 666,667 Employee Options (but does not include 333,333 Employee Options) which were granted to Mr. Devendar Bains. Includes 33,333 Employee Options ( but not include 16,667 Employee
      Options) which were granted to Ms. Nirmal Bains. See "Executive Compensation-Stock Option Plans and Agreements."

(3) Does not include 33,333 Employee Options. See "Executive Compensation - Stock Option Plans and Agreements."

(4) Does not include 33,333 Employee Options. See "Executive Compensation - Stock Option Plans and Agreements."

(5)   The address for such person is 92 Parker Road, Long Valley, NJ 07853.

(6)   The address for such person is 925 Schwal Road, Hatfield, PA 19440.

(7) The address for such person is 1241 Gulf of Mexico Drive, Longboat Key, Florida 34228. Mr. Freedman is the Vice President Strategic Alliances of the Company. Includes 80,000 shares of Common Stock and 185,000 warrants to purchase Common Stock at $2.50 per share.

(8) The address for such person is RRI Box 132, Millerton, New York 12546. Ms. Will is the Vice President - Corporate Communications and Investor Relations of the Company. Includes 50,000 shares of Common Stock and 165,000 warrants to purchase Common Stock at $2.50 per share.

(9) Include 666,667 options held by Devendar Bains, 33,333 options held by Nirmal Bains, 66,667 options held by Tarlochan Bains, 185,000 warrants held by Harris Friedman and 165,000 warrants held by Sharon Will. See Notes 2,3,7 and 8.


                                  PROPOSAL TWO


          RATIFICATION OF SELECTION OF THE FIRM OF GRANT THORNTON, LLP
                AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY

The Board of Directors, upon recommendation of the Audit Committee, concluded that the continued engagement of Grant Thornton, LLP as the Company's independent public accountants for the 1998 fiscal year was in the best interests of the Company. The Board of Directors recommends that Stockholders ratify its choice of Grant Thornton, LLP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF GRANT THORNTON, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF THE PROPOSED AMENDMENT.

                              OTHER PROPOSED ACTION

The Board of Directors does not intend to bring any other matters before the meeting, nor does the Board of Directors know of any matters which other persons intend to bring before the meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Annual Meeting, the persons named in the accompanying form of Proxy will vote thereon in accordance with the recommendation of the Board of Directors.

                           INCORPORATION BY REFERENCE

The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, and the Company's Quarterly Reports on Form 10-QSB for the periods ended March 31, 1998, June 30, 1998 and September 30, 1998, are incorporated herein by reference. Copies of such filings are being sent to Stockholders together with this Proxy Statement.

                      STOCKHOLDER PROPOSALS AND SUBMISSIONS

If any Stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the next Annual Meeting of Stockholders, that proposal must be presented to the Company's secretary prior to April 15, 1999.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                                             AMPLIDYNE, INC.


November 27, 1998                            Devendar S. Bains, President

                                 AMPLIDYNE, INC.

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Devendar S. Bains and Tarlochan Bains as proxies (the "Proxies"), each with power of substitution and resubstitution, to vote all shares of Common Stock, $.0001 par value per share, of Amplidyne, Inc. (the "Company") held of record by the undersigned on November 18, 1998 at the Annual Meeting of Stockholders to be held at 144 Belmont Drive, Somerset, NJ 08873 on December 28, 1998 at 11:30 A.M. Eastern Standard Time, or at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting or any adjournments thereof.


Please mark boxes [  ] in blue or black ink.

1. Election of four (4) directors: Devendar S. Bains, Tarlochan Bains, Charles J. Ritchie and Manish V. Detroja.

         (Mark only one of the two boxes for this item)

         [ ] VOTE FOR all nominees named above except those who may be named on this line:

             _____________________________

                                      (OR)

         [ ] VOTE WITHHELD as to all nominees named above.


2. Proposal to ratify appointment of Grant Thornton, LLP as the Company's independent certified public accountants:


         FOR [ ] AGAINST [ ] ABSTAIN [ ]


3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         When properly executed, this Proxy will be voted as directed. If no direction is made, this Proxy will be voted "FOR" Proposals 1 and 2.

Please mark, date, sign and return this Proxy promptly in the enclosed envelope.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                   Dated:_________________, 1998


                                                   X____________________________
                                                            Signature


                                                   X____________________________
                                                            Print Name(s)


                                                   X____________________________
                                                      Signature, if held jointly